UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 27, 2023

SURF AIR MOBILITY INC.

(Exact name of registrant as specified in its charter)

Delaware	001-41759	36-5025592
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12111 S. Crenshaw Blvd.

Hawthorne, CA 90250

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (310) 365-3675

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class:	Trading Symbol(s)	Name of Each Exchange on Which Registered:
Common stock, par value $0.0001 per share	SRFM	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note:

On August 2, 2023, Surf Air Mobility, Inc. (the “Company”) filed a Current Report on Form 8-K (the “Original 8-K”) reporting the completion of the previously announced acquisition of Southern Airways Corporation, a Delaware corporation (“Southern”). In that filing, the Company indicated that it would amend the Original 8-K at a later date to include any financial statements and any pro forma financial information required by Item 9.01 of Form 8-K. This amendment to the Original 8-K is being filed to provide such financial statements and financial information, which are attached to this report as Exhibit 99.1, Exhibit 99.2, Exhibit 99.3, and Exhibit 99.4.

Item 9.01. Financial Statements and Exhibits.

(a) Financial statements of business acquired

The unaudited interim financial statements of Southern as of and for the three and six months ended June 30, 2023 and 2022 are attached hereto as Exhibit 99.1 and incorporated by reference herein.

The audited financial statements of Southern as of and for the years ended December 31, 2022 and 2021, the related notes and the report of the independent auditor with respect thereto, are attached hereto as Exhibit 99.2 and incorporated by reference herein.

(b) Pro forma financial information

The unaudited pro forma condensed combined balance sheet of Surf Air Global Limited, a BVI buisness company formed under the laws of the British Virgin Islands ("SAGL"), and Southern as of June 30, 2023, the unaudited pro forma condensed combined statement of income of SAGL and Southern for the six months ended June 30, 2023 and the year ended December 31, 2022, and the related notes to the unaudited pro forma condensed combined financial information, are attached hereto as Exhibit 99.3 and incorporated by reference herein.

Additionally, Southern's Management’s Discussion and Analysis of Financial Condition and Results of Operations for the three and six months ended June 30, 2023 is attached hereto as Exhibit 99.4 and incorporated herein by reference.

(d) Exhibits.

Exhibit No.	Description

2.1

Acquisition Agreement, dated as of March 17, 2021, by and between Surf Air Mobility Inc., Surf Air Global Limited, Surf Air Inc., SAC Merger Sub Inc. and Southern Airways Corporation (incorporated by reference to Exhibit 2.1 to the Company’s Amendment No. 5 Form S-1 and Form S-4 Registration Statement, filed with the SEC on July 25, 2023).*

2.2

Amendment No. 1 to Acquisition Agreement, dated as of August 22, 2021, by and between Surf Air Mobility Inc., Surf Air Global Limited, Surf Air Inc., SAC Merger Sub Inc. and Southern Airways Corporation (incorporated by reference to Exhibit 2.1 to the Company’s Amendment No. 5 Form S-1 and Form S-4 Registration Statement, filed with the SEC on July 25, 2023).*

2.3

Amendment No. 2 to Acquisition Agreement, dated as of May 17, 2022, by and between Surf Air Mobility Inc., Surf Air Global Limited, Surf Air Inc., SAC Merger Sub Inc. and Southern Airways Corporation (incorporated by reference to Exhibit 2.1 to the Company’s Amendment No. 5 Form S-1 and Form S-4 Registration Statement, filed with the SEC on July 25, 2023).*

2.4

Amendment No. 3 to Acquisition Agreement, dated as of November 11, 2022, by and between Surf Air Mobility Inc., Surf Air Global Limited, Surf Air Inc., SAC Merger Sub Inc. and Southern Airways Corporation (incorporated by reference to Exhibit 2.1 to the Company’s Amendment No. 5 Form S-1 and Form S-4 Registration Statement, filed with the SEC on July 25, 2023).*

2.5

Amendment No. 4 to Acquisition Agreement, dated as of May 25, 2023, by and between Surf Air Mobility Inc., Surf Air Global Limited, Surf Air Inc., SAC Merger Sub Inc. and Southern Airways Corporation (incorporated by reference to Exhibit 2.1 to the Company’s Amendment No. 5 Form S-1 and Form S-4 Registration Statement, filed with the SEC on July 25, 2023).*

2.6

Amendment No. 5 to Acquisition Agreement, dated as of June 21, 2023, by and between Surf Air Mobility Inc., Surf Air Global Limited, Surf Air Inc., SAC Merger Sub Inc. and Southern Airways Corporation (incorporated by reference to Exhibit 2.1 to the Company’s Amendment No. 5 Form S-1 and Form S-4 Registration Statement, filed with the SEC on July 25, 2023).*

23.1	Consent of PricewaterhouseCoopers LLP.

99.1	The unaudited interim financial statements of Southern as of and for the six months ended June 30, 2023 and 2022

99.2	The audited financial statements of Southern as of and for the years ended December 31, 2022 and 2021, the related notes and the report of the independent auditor with respect thereto

99.3

The unaudited pro forma condensed combined balance sheet of SAGL and Southern as of June 30, 2023, the unaudited pro forma condensed combined statement of income of SAGL and Southern for the six months ended June 30, 2023 and the year ended December 31, 2022, and the related notes to the unaudited pro forma condensed combined financial information

99.4	Southern's Management’s Discussion and Analysis of Financial Condition and Results of Operations for the three and six months ended June 30, 2023

104	Cover Page Interactive Data File (formatted as Inline XBRL)

* Previously filed.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

SURF AIR MOBILITY INC.

Date: August 29, 2023	By:	/s/ Deanna White
	Name:	Deanna White
	Title:	Chief Financial Officer